UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2022

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 East Belleview Avenue
Denver, Colorado		80237
(Address of principal executive offices)		(Zip Code)

(866) 405-5012 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 19, 2022, The Western Union Company (the “Company”) issued a press release relating to the Company’s preliminary earnings for the third quarter of 2022 (the “Preliminary Earnings Release”). A copy of the Preliminary Earnings Release is attached hereto as Exhibit 99.1. The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act except as may be expressly set forth by specific reference to such filing.

Item 7.01	Regulation FD Disclosure

The Western Union Company (the “Company”) will hold a meeting with investors tomorrow, October 20, 2022, at 9:00 a.m. Eastern Time in New York City, New York (the “Investor Meeting”). During the Investor Meeting, Devin McGranahan, President and Chief Executive Officer, and other members of the Company’s executive leadership team will provide an update on the Company’s long-term strategy followed by a question and answer session. Information regarding access to the Investor Meeting by webcast can be found on the Company’s website at www.westernunion.com under Investor Relations.

The Company will hold a public conference call and webcast on November 1, 2022, at 4:30 p.m. Eastern Time (the “Earnings Call”), during which Mr. McGranahan and Matt Cagwin, Interim Chief Financial Officer, will discuss the Company’s final results for the third quarter of 2022. Information regarding access to the conference call and webcast is set forth in the Preliminary Earnings Release. A press release discussing the Company’s results for the third quarter of 2022 will be issued prior to the Earnings Call.

The information furnished under this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act, except as shall be expressly stated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release issued by The Western Union Company on October 19, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2022	THE WESTERN UNION COMPANY
	By:	/s/ DARREN A. DRAGOVICH
	Name:	Darren A. Dragovich
	Title:	Vice President and Assistant Secretary